EXHIBIT 99.1

CleanSpark Expands Capital Strategy with Additional $100M Bitcoin-Backed Credit Capacity from Coinbase Prime

Proceeds to support strategic energy and compute growth

Non-dilutive capital will be deployed into accretive assets across CleanSpark's portfolio

LAS VEGAS, September 22, 2025 -- CleanSpark, Inc. (Nasdaq: CLSK), America's Bitcoin Miner® (the "Company"), today announced that it has expanded its capital strategy by increasing its Bitcoin-backed credit facility with Coinbase Prime (Nasdaq: COIN) by $100 million.

The $100 million in financing will be deployed into strategic capital expenditures, including expanding CleanSpark's energy portfolio, scaling its Bitcoin mining operations, and investing in high-performance computing (HPC) capabilities.

"We are proud to expand our relationship with Coinbase Prime as we continue to add megawatts to our portfolio and take steps toward alternative use cases for some of our data centers," said Matt Schultz, CleanSpark's Chief Executive Officer and Chairman. "We see tremendous opportunity to accelerate mining growth while simultaneously optimizing our assets, particularly those near major metro centers and in our immediate pipeline, through the potential development of high-performance compute campuses."

"We see CleanSpark's innovative approach to expanding its capital strategy as a significant step forward for growing the crypto ecosystem through focused capital deployment," said Brett Tejpaul, Head of Coinbase Institutional. "Our Coinbase Prime offering delivers robust, secure, and regulated infrastructure alongside industry leading custody management, supporting institutions as they scale their digital asset strategies."

"Delivering accretive growth using non-dilutive financing is at the core of CleanSpark's capital strategy. We are excited to expand our strategic relationship with Coinbase as our business continues to evolve, and our Digital Asset Management team will continue to drive growth and efficiency," said Gary A. Vecchiarelli, CleanSpark's Chief Financial Officer and President. "Our 'Infrastructure First' strategy has been proven historically and will further enhance shareholder value as we expand into more diversified compute opportunities."

About CleanSpark

CleanSpark (Nasdaq: CLSK), America's Bitcoin Miner®, is a market-leading Bitcoin miner with a proven track record of success. We own and operate a portfolio of data centers across the United States powered by globally competitive energy prices. Sitting at the intersection of Bitcoin, energy, operational excellence and capital stewardship, we optimize our operations to deliver superior returns to our shareholders. Optimally monetizing low-cost, high reliability electricity positions us to prosper in an ever-changing world. Visit our website at www.cleanspark.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In this press release, forward-looking statements include, but may not be limited to, statements regarding the Company's expectations, beliefs, plans, intentions, and strategies. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "targets," "projects," "contemplates," "believes," "estimates," "forecasts," "predicts," "potential" or "continue"

or the negative of these terms or other similar expressions. The forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: the success and performance of the Company's non-bitcoin data center activities and expansion into non-bitcoin infrastructure; the impact of the CEO transition on relationships with vendors, regulators, employees and investors and the ability of the executive team to execute on the Company's strategies, in particular its pursuit of opportunities beyond bitcoin mining; completion of construction, regulatory approvals, and electrical power availability to achieve anticipated growth; the success and performance of the Company's digital asset management and derivatives trading activities, which were only recently commenced; the success of the Company's digital currency mining activities; the volatility in the price of Bitcoin and the volatile and unpredictable cycles in the emerging and evolving industries in which the Company operates; increasing difficulty rates for bitcoin mining; bitcoin halving; new or additional governmental regulation; the impacts of evolving global and U.S. trade policies and tariff regimes, including that there is uncertainty as to whether the Company will face materially increased tariff liability in respect of miners purchased since 2024 and in the future; the anticipated import and delivery dates of new miners; the ability to successfully import and deploy new miners and other mining equipment; dependency on utility rate structures and government incentive programs; dependency on third-party power providers for expansion efforts; the risk that expectations of future revenue growth may not be realized; and other risks described in the Company's prior press releases and in its filings with the Securities and Exchange Commission (SEC), including under the heading "Risk Factors" in those filings. Forward-looking statements contained herein are made only as to the date of this press release, and we assume no obligation to update or revise any forward-looking statements as a result of any new information, changed circumstances or future events or otherwise, except as required by applicable law.

Investor Relations Contact
Harry Sudock
702-989-7693
ir@cleanspark.com

Media Contact
CleanSpark

Malory Van Guilder
651.335.0585
malory@skyya.com

Coinbase Contact
press@coinbase.com